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EX-99.B8(xviii)

                               FIRST AMENDMENT to

                             PARTICIPATION AGREEMENT
                                      Among
                           MET INVESTORS SERIES TRUST,
                          MET INVESTORS ADVISORY CORP.,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       and
                METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA

         This Amendment is made as of the 14th day of September, 2001, amending the Participation Agreement, dated February 12, 2001 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA (the "Company") on its own behalf and on behalf of each of its separate accounts set forth on Schedule A hereto, as amended from time to time (each an "Account"), MET INVESTORS ADVISORY CORP. (the "Adviser") and METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter").

         1. The Participation Agreement is amended by amending Schedule A thereof to read as stated in the attached Exhibit 1.

         2. Except as amended hereby the Participation Agreement shall remain in full force and effect

         IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date first set forth above.


METLIFE INVESTORS INSURANCE COMPANY OF CALIFORNIA


By: /s/ Richard C. Pearson
    -----------------------------
    Richard C. Pearson
    Executive Vice President


MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    -----------------------------
    Elizabeth M. Forget
    President


MET INVESTORS ADVISORY CORP.

By: /s/ Elizabeth M. Forget
    -----------------------------
    Elizabeth M. Forget
    President


METLIFE INVESTORS DISTRIBUTION COMPANY


By: /s/ Richard C. Pearson
    -----------------------------
    Richard C. Pearson
    Executive Vice President